UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2010

FORZA ENVIRONMENTAL BUILDING PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52796	71-1046926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5927 Balfour Court, Suite 112, Carlsbad, CA 92008
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (706) 931-6789

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into Material Definitive Agreement

On November 27, 2010, we entered into an agreement with Merry Home, SA de CV, a wholly owned subsidiary of Mytek International, Inc. Pursuant to the terms of the purchase agreement, Merry home has agreed to purchase building panels for a total sale of US$2,000,000. The panels will be used in the construction of 500 housing units in the Los Pinos subdivision in Baja California.

Item 9.01	Financial Statements and Exhibits

10.01	Agreement to Purchase dated November 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORZA ENVIRONMENTAL BUILDING PRODUCTS, INC.

/s/ Michael C. Lee
Michael C. Lee
Chief Financial Officer
Date: December 1, 2010